UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2023

FREEDOM ACQUISITION I CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40117	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	FACT	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACT WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-fourth of one redeemable warrant	FACT.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Business Combination Agreement

As previously disclosed, on October 3, 2022, Freedom Acquisition I Corp., a Cayman Islands exempted company (“Freedom”) entered into a Business Combination Agreement, which was subsequently amended on December 26, 2022 and January 17, 2023 (the “Business Combination Agreement”) with Jupiter Merger Sub I Corp. (“First Merger Sub”), Jupiter Merger Sub II LLC (“Second Merger Sub”), Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation) (“Complete Solaria”), and The Solaria Corporation (“Solaria”), pursuant to which Freedom and Complete Solaria will consummate a business combination (the “Business Combination”).

On May 26, 2023, Freedom, First Merger Sub, Second Merger Sub, Complete Solaria and Solaria amended and restated the Business Combination Agreement (the “Amended and Restated Business Combination Agreement”) to provide that the Base Purchase Price set forth therein is equal the sum of (i) $225,000,000 and (ii) the product of (x) $10.00 and (y) the Company Note Conversion Shares (as defined in the Amended and Restated Business Combination Agreement) and include other ministerial and conforming changes.

Amended and Restated Sponsor Support Agreement

As previously disclosed, on October 3, 2022, Freedom entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Freedom Acquisition I LLC, a Cayman Islands limited liability company (the “Sponsor”), certain directors and officers of Freedom, Complete Solaria and the other parties thereto.

On May 26, 2023, the Sponsor, Freedom, Complete Solaria and the parties thereto amended and restated the Sponsor Support Agreement (the “Amended and Restated Sponsor Support Agreement”) to (i) remove certain vesting and forfeiture restrictions pertaining to shares of Freedom common stock held by the Sponsor following the closing of the Business Combination, and (ii) revise the parameters of the Sponsor’s obligation to assign and transfer certain of its shares of Acquiror Common Stock (as defined in the Amended and Restated Business Combination Agreement) in connection with Freedom’s efforts to obtain non-redemption agreements and Acquiror PIPE Investments (as defined in the Amended and Restated Business Combination Agreement) in connection with the Business Combination.

The foregoing description of the Amended and Restated Business Combination Agreement and the Amended and Restated Sponsor Support Agreement, and the transactions and documents contemplated thereby (including, without limitation, any exhibits and schedules thereto), is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated Business Combination Agreement and the Amended and Restated Sponsor Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively.

The Amended and Restated Business Combination Agreement and the Amended and Restated Sponsor Support Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about Freedom, Complete Solaria or their respective affiliates. The representations, warranties, covenants and agreements contained in the Amended and Restated Business Combination Agreement and the Amended & Restated Sponsor Support Agreement were made for as of the specific dates therein and were solely for the benefit of the parties, as applicable, to the Amended & Restated Business Combination Agreement and the Amended and Restated Sponsor Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Business Combination Agreement and the Amended and Restated Sponsor Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended and Restated Business Combination Agreement or the Amended and Restated Sponsor Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended and Restated Business Combination Agreement or the Amended and Restated Sponsor Support Agreement, as applicable, which subsequent information may or may not be fully reflected in Freedom’s public disclosures.

Important Information and Where to Find It

This Current Report on Form 8-K may contain information relating to a proposed business combination between Freedom and Complete Solaria. In connection with the proposed transaction, Freedom has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement for the solicitation of Freedom shareholder approval and a prospectus for the offer and sale of Freedom securities in the proposed transaction with Complete Solaria, and other relevant documents with the SEC to be used at its extraordinary general meeting of shareholders to approve the proposed transaction with Complete Solaria. Promptly after the Registration Statement is declared effective, the proxy statement will be mailed to shareholders as of a record date to be established for voting on the proposed business combination. INVESTORS AND SECURITY HOLDERS OF FREEDOM AND COMPLETE SOLARIA ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of documents filed by Freedom with the SEC, through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Freedom, Complete Solaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Freedom’s shareholders in connection with the proposed transaction between Freedom and Complete Solaria. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be contained in the proxy statement/prospectus pertaining to the proposed transaction when available as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the referenced and proposed transaction. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions, but the absence of these words does not mean that a statement is not a forward-looking statement. Forward-looking statements are forecasts, predictions, projections and other statements about future events that are based on current expectations, hopes, beliefs, intentions, strategies and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all; (ii) the risk that the proposed business combination may not be completed by Freedom’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Freedom; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination; (iv) the effect of the announcement or pendency of the proposed business combination on Complete Solaria’s business relationships, operating results, and business generally; (v) risks that the proposed business combination disrupts current plans and operations of the companies or diverts managements’ attention from Complete Solaria’s ongoing business operations and potential difficulties in employee retention as a result of the announcement and consummation of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted in connection with the proposed business combination; (vii) the ability to maintain the listing of Freedom’s securities on a national securities exchange; (viii) the price of Freedom’s securities may be volatile due to a variety of factors, including changes in the applicable competitive or regulatory landscapes, variations in operating performance across competitors, changes in laws and regulations affecting Freedom’s or Complete Solaria’s business, and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) the ability to recognize the anticipated benefits of the previously consummated Complete Solaria merger and the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) the evolution of the markets in which Complete Solaria will compete; (xii) the costs related to the previously consummated Complete Solaria merger and the proposed business combination; (xiii) any impact of the COVID-19 pandemic on Complete Solaria’s business; and (xiv) Freedom and Complete Solaria’s expectations regarding market opportunities.

The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed by Freedom from time to time with the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Freedom and Complete Solaria assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Freedom nor Complete Solaria gives any assurance that any of them will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amended and Restated Business Combination Agreement, dated as of May 26, 2023.

10.1	Amended and Restated Sponsor Support Agreement, dated as of May 26, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM ACQUISITION I CORP.

Date: May 26, 2023	By:	/s/ Adam Gishen
	Name:	Adam Gishen
	Title:	Chief Executive Officer